Segment information	12 Months Ended
Dec. 31, 2015
Segment information
Segment information

28. Segment information

        The Group has only one reportable segment, which is the sales, product distribution and offering of goods on its online platforms. The Group's chief operating decision-maker ("CODM") has been identified as the Company's President Office, consist of the Company's Chief Executive Officer, Chief Finance Officer, Chief Technology Officer and certain Senior Vice Presidents, who review operating results to make decisions about allocating resources and assessing performance for the entire Group. Hence, the Group operates and manages its business without segments. The Group's net revenues are all generated from customers in the PRC. All the property, plant and equipment of the Group are substantially located at the PRC.

        Product revenues: relate to sales of apparel, shoes and bags and other products.

        Other revenues: relate to revenues from product promotion and online advertising, and commission fees charged to third-party merchants which the Company provides platform access for sales of their product, and revenues from logistic and warehouse services provided to vendors of the Group.

        Revenues from different product groups and services are as follows:

	Year ended December 31,
	2013	2014	2015
	RMB	RMB	RMB
Product revenues
Apparel	4,650,234	9,554,581	13,887,533
Shoes and bags	1,505,351	3,476,839	5,439,785
Cosmetics	657,613	2,986,807	5,191,552
Sportswear and sporting goods	861,958	1,287,341	2,656,546
Home goods and other lifestyle products	881,268	1,289,114	2,941,734
Toys, kids and baby	547,425	1,575,077	4,609,484
Other goods	1,217,987	2,515,352	4,683,327

	10,321,836	22,685,111	39,409,961
Other revenues	98,958	444,202	793,251

Total net revenues	10,420,794	23,129,313	40,203,212